PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

   Filed by the Registrant /X/

   Filed by the party other than the Registrant/ /

   Check the appropriate box: / /

      / /  Preliminary Proxy Statement  / /  Confidential, for
                                             use of the Commission
                                             Only (as permitted by
                                             Rule 14a-6(e)(2))

       /X/   Definitive Proxy Statement
       / /   Definitive Additional Materials
       / /   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14-a12

                      CONSOLIDATED-TOMOKA LAND CO.

               (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

/x/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies.

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
          0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                            CONSOLIDATED-TOMOKA LAND CO.
                               Post Office Box 10809
                         Daytona Beach, Florida 32120-0809

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  April 23, 1997


   To the Shareholders:

        The annual meeting of shareholders of Consolidated-Tomoka
   Land Co., a Florida corporation (the "Company"), will be held at the Daytona Beach Hilton Resort, 2637 South Atlantic Avenue,
   Daytona Beach, Florida, on Wednesday, April 23, 1997, at ten o'clock in the morning for the following purposes:

        1. To elect three directors to serve for a three-year term expiring at the annual meeting of shareholders to be held in 2000, or until their successors are elected and qualified.

        2. To transact such other business as may properly come before the meeting or any adjournment thereof.

        Shareholders of record at the close of business on March 10, 1997, are entitled to notice of, and to participate in and vote at the meeting.

        Daytona Beach Hilton Resort has reserved a limited number of rooms for shareholders attending our meeting. Shareholders who plan to attend are urged to reserve rooms promptly upon receipt of the meeting notice by calling 1-904-767-7350.

        A complete list of shareholders as of the record date will be available for shareholders' inspection at the Corporate Offices at 149 South Ridgewood Avenue, Daytona Beach, Florida, for at least ten days prior to the meeting.

                                 By Order of the Board of Directors

                                 Patricia Lagoni
                                 Secretary

   Daytona Beach, Florida
   March 25, 1997

        All shareholders are requested to date and sign the enclosed proxy and return it promptly in the accompanying envelope. This proxy is revocable by you at any time before it is exercised by notifying the corporate secretary of the Company in writing or by submitting a properly executed, later-dated proxy. Signing a proxy will not affect your right either to attend the meeting and vote your shares in person or to give a later proxy.

   A COPY OF THE COMPANY'S MOST RECENT FORM 10-K ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON WRITTEN REQUEST DIRECTED TO THE COMPANY'S SECRETARY, P. O. BOX 10809, DAYTONA BEACH, FLORIDA 32120-0809.

                            CONSOLIDATED-TOMOKA LAND CO.
                                   PROXY STATEMENT
                                     INTRODUCTION

        This proxy statement and the enclosed form of proxy are being sent to the shareholders of Consolidated-Tomoka Land Co., a Florida corporation (the "Company"), on or about March 25, 1997, in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the annual meeting of shareholders to be held on Wednesday, April 23, 1997 (and at any adjournment or adjournments thereof), for the purposes set forth in the accompanying notice of annual meeting. Shareholders who execute proxies retain the right to revoke them at any time before they are exercised by sending written notice to the secretary of the Company, by submitting a properly executed, later-dated proxy, or by attending the annual meeting and electing to vote in person.

        The cost of preparing, assembling, and mailing material in connection with this solicitation will be borne by the Company.

        At the close of business on March 10, 1997, there were 6,261,272 shares of common stock, $1 par value, of the Company outstanding. Each holder of common stock of record on that date is entitled to one vote for each share held by such shareholder on every matter submitted to the meeting. The Company's Articles of Incorporation and Bylaws do not provide for cumulative voting for the election of directors, which is permitted but not required by Florida law.

        As of February 24, 1997, Baker, Fentress & Company ("Baker Fentress"), a publicly owned, closed-end investment company, located at Madison Plaza, Suite 3510, 200 West Madison Street, Chicago, Illinois 60606, owned beneficially 5,000,000 shares (79.9%) of the outstanding
   shares of common stock of the Company.   These shares were owned of
   record by Cede & Co., a nominee of Depository Trust Company, for the account of Baker Fentress. Baker Fentress has sole voting and dispositive power with respect to these shares. No other person owned of record, or was known by management to own beneficially, more than 5% of the Company's outstanding common stock as of February 24, 1997.

        As of February 24, 1997, Baker Fentress had 34,042,181 shares of its $1 par value common stock outstanding. As of that date, 6,445,103 shares (19.0%) of the common stock of Baker Fentress were held by the officers and directors of Baker Fentress as a group with power over voting or disposition of the shares.

        See "Interests in Stock" below for information as to the beneficial ownership of common stock of the Company and of Baker Fentress as of February 24, 1997 by each director of the Company and by all directors and officers as a group.

                              ELECTION OF DIRECTORS

        The Company's Articles of Incorporation divide the Board of Directors into three classes, as nearly equal as possible. At the 1997 annual meeting of shareholders, three Class III directors are to be elected, each to hold office until the annual meeting of shareholders to be held in 2000, or until their successors are elected and qualified.

        The Company has no nominating committee other than the Board of Directors for the selection of candidates to serve as directors. It is the intention of the persons named in the accompanying form of proxy to vote such proxy for the election as directors of the persons named below who have been designated by the Board of Directors as nominees for Class III unless authority to do so is withheld.

        All nominees for election as directors are now directors, each having been elected by the shareholders at the May 1994 annual meeting. Each nominee has indicated his willingness to serve if elected.
   If any nominee should be unable to serve, which is not now anticipated, the proxy will be voted for such other persons as shall be determined by the persons named in the proxy in accordance with their judgment.


        The election of Messrs. Chambers, Henry, and Pace will require the affirmative vote of the holders of a plurality of the shares present or represented at the meeting. The Board of Directors of the Company recommends a vote "for" the election of Messrs. Chambers, Henry, and Pace as directors in Class III. Proxies solicited by the Board will be so voted unless shareholders specify in their proxies a contrary choice. Abstentions will be treated as shares represented at the meeting and therefore will be the equivalent of a negative vote, and broker non-votes will not be considered as shares represented at the meeting.

   Additional information concerning the nominees and the directors who are continuing in office appears below.


           Name,
      Age at January 31, 1997,       Class and    Other
      and Principal Occupation       Director     Expiration     Business
      since January 1, 1992          Since        of Term       Affiliations
    --------------------------       ---------    ----------  ----------------
John C. Adams, Jr.-age 60(2)         1977         I           Director, Hilb,
  Chairman of the board                           1998        Rogal and Hamilton
  of Hilb, Rogal and Hamilton                                 Company, Richmond,
  Company of Daytona Beach,                                   Virginia
  Inc. (an insurance agency);
  executive vice president
  operations from January 1994;
  to present; chief executive
  officer from January 1990 until
  January 1993. Executive vice
  president since 1993 of
  Hilb, Rogal and Hamilton
  Company, Richmond, Virginia,
  chief operating officer
  during 1993

Bob D. Allen-age 62(1)               1990         I           Director, First Union
  President and chief                             1998        Corporation of Florida,
  executive officer of the                                    First Union National
  Company                                                     Bank of Florida, and
                                                              Baker, Fentress & Company


Jack H. Chambers-age 66(3)            1986        III         Director, Mobile
  Of Counsel to Law Firm of                       1997        America
  Foley & Lardner since                                       Corporation
  September 1994; real
  estate consultant and
  investor from January
  1994 to September 1994;
  president and chief
  executive officer of Koger
  Properties Inc. from
  July 1991 to December 1993

James P. Gorter-age 67               1988         II          Director, Baker,
  Chairman of the Board                           1999        Fentress & Company,
  of Baker, Fentress & Company;                               Levin Management Co., Inc.,
  limited partner of Goldman,                                 and Caterpillar, Inc.
  Sachs & Co.
  (investment bankers)

                                             4




   Name,
Age at January 31, 1997,                           Class and         Other
and Principal Occupation            Director        Expiration        Business
Since January 1, 1992               Since           of Term           Affiliations
----------------------------       ---------       -----------       -------------

William O. E. Henry-age 69(3)        1977             III               None
  Practicing attorney and                             1997
  partner in law firm of
  Holland & Knight LLP, counsel
  for the Company

Robert F. Lloyd-age 61(2)            1991            II                 None
  Chairman of the board and                          1999
  chief executive officer of
  Lloyd Buick-Cadillac Inc.

John H. Pace, Jr.-age 79(3)          1968             III               None
  Chairman of Cardinal                                1997
  Investment Company
  (investor in securities
  and real estate)

David D. Peterson-age 65(1)           1984            I                 Director, Baker,
  Chairman of the board of                            1998              Fentress & Company
  the Company; retired president
  and chief executive officer
  of Baker, Fentress & Company
  (a publicly owned, closed-
  end investment company) since
  June 1996

Bruce W. Teeters-age 51               1990            II                 None
  Senior vice president-                                                1999
  finance and treasurer
  of the Company

---------------------------------------

   (1) Member of the executive committee of the Company, which had one meeting in 1996. The executive committee has the authority during intervals between meetings of the Board of Directors to exercise power on matters designated by the Board.

   (2) Member of the compensation and stock option committee, which had two meetings in 1996.

   (3) Member of the audit committee, which had one meeting in 1996. The committee meets with representatives of the Company's independent public accountants to determine the scope of each audit and review the results.

        During 1996, the Board of Directors held one regular and three special meetings. Each outside director received a fee of $1,000 for each board meeting he attended in 1996. Each outside director received, in addition to meeting fees, an annual retainer of $13,000, payable quarterly. Mr. Peterson in 1996, began receiving as Chairman of the Board an additional annual fee of $8,000, payable quarterly. Members of the audit and compensation and stock option committees also received $1,000 for each meeting of those committees attended in 1996.

   All members of the Board attended 75% or more of the meetings of the Board and all committees on which they served.

                                  INTERESTS IN STOCK

   The following table contains information at February 24, 1997 on the number of shares of common stock of the Company and of its 79.9% majority shareholder, Baker, Fentress & Company, of which each director and each officer named in the Summary Compensation Table set forth elsewhere in this Proxy Statement had outright ownership, or, alone or with others, any power to vote or dispose of the shares, or to direct the voting or disposition of the shares by others, and the percentage of the aggregate of such shares to all of the outstanding shares of the respective companies. The table also sets forth information with respect to all persons known by the Company to own beneficially more than 5% of the Company's common stock as of February 24, 1997:


                              Power Over Voting
Shares of                      and Disposition                     Aggregate
Consolidated-Tomoka Land Co.    Sole        Shared     Shares       Percent
----------------------------- --------------------   -----------   ----------
Baker Fentress & Company     5,000,000         --     5,000,000       79.9%
  Madison Plaza, Suite 3510
  200 West Madison Street
  Chicago, Illinois 60606
John C. Adams, Jr.                  --      6,600 (1)     6,600 (1)    0.1%
Bob D. Allen                   121,220 (2)     --       121,220 (2)    1.9%
Jack H. Chambers                   194      1,200         1,394         --
James P. Gorter                  2,400      4,000         6,400        0.1%
William O. E. Henry                500         --           500         --
Robert F. Lloyd                    500         --           500         --
John H. Pace, Jr.                  400         --           400         --
David D. Peterson                4,000         --         4,000         --
Bruce W. Teeters                34,000 (2)    624        34,624 (2)    0.6%
Directors and Officers
 as a group (16 persons)       165,542 (2) 19,640       185,182 (2)    3.1%


                              Power Over Voting
Shares of Baker,               and Disposition                     Aggregate
 Fentress & Company             Sole        Shared       Shares     Percent
------------------------      --------------------      --------- -----------
John C. Adams, Jr.                  --      3,631         3,631         --
Bob D. Allen                    27,782     34,580        62,362        0.2%
Jack H. Chambers                    --      3,000         3,000         --
James P. Gorter                143,626    491,590       635,216        1.9%
William O. E. Henry                 --         --            --         --
Robert F. Lloyd                     --         --            --         --
John H. Pace, Jr.              579,858         --       579,858        1.7%
David D. Peterson               26,926         --        26,926        0.1%
Bruce W. Teeters                    --        441           441         --
Directors and Officers
 as a group (16 persons)       779,304    534,287     1,313,591        3.9%


   (1) Does not include 4,400 shares held in trust for his wife who has sole voting and disposition power over these shares.
   (2) Includes shares subject to options that are currently exercisable or exercisable within 60 days of March 1, 1997: Bob D. Allen, 101,600 shares; Bruce W. Teeters, 34,000 shares; and executive officers as a group, 135,600 shares.

                        EXECUTIVE COMPENSATION

        The sections which follow provide extensive information pertaining to the compensation of the executive officers of the Company. This information is introduced in the Compensation Committee Report on Executive Compensation set forth below which describes the policies and components of the Company's Compensation Program.

        To provide a context for considering the detailed compensation data, as well as the policies of the Compensation Committee, there is set forth immediately below information as to the cumulative shareholder return on the Company's Common Stock. The graph compares the yearly percentage change in this return with that of the American Stock Exchange Composite Index and the Real Estate Industry Index.




      COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN AMONG
        CONSOLIDATED-TOMOKA LAND CO., AMERICAN STOCK EXCHANGE INDEX,
                     AND REAL ESTATE INDUSTRY INDEX



MEASUREMENT PERIOD                                      AMEX            REAL ESTATE
(FISCAL YEAR COVERED)               CTO                 INDEX             INDUSTRY
-------------------------         -------               ------          ------------


Measurement Pt. - 12/31/91        100                    100             100

FYE  12/31/92                     111.40                 101.07          123.18

FYE  12/31/93                     133.37                 120.76          180.52

FYE  12/31/94                     111.76                 109.78          185.82

FYE  12/31/95                     157.82                 138.79          199.43

FYE  12/31/96                     160.85                 147.66          258.14








                                    7




















                COMPENSATION AND STOCK OPTION COMMITTEE REPORT
                        ON EXECUTIVE COMPENSATION

        The Compensation and Stock Option Committee of the Board of
   Directors consists solely of independent, outside directors and met two times during 1996. The committee reviews and approves salary adjustments for officers and key personnel with salaries in excess of $50,000, administers the Company's Stock Option Plan, and makes recommendations to the Board with respect to the Company's Compensation
   Program for the executive officers named in the following Summary
   Compensation Table.  The two individuals named in the Summary
   Compensation Table are the only persons earning more than $100,000 in annual compensation who fall within the Securities and Exchange
   Commission definition of executive officers.

        The annual compensation program includes base pay plus an incentive program to reward key management employees who are in a position to make substantial contributions to the success or the growth of the Company and its subsidiaries. The Company seeks to provide through this program compensation opportunities that are competitive and directly related to Company performance. All participants in the incentive plan were approved by the compensation committee. There were sixteen participants in the plan during 1996.

   The executive officers are evaluated on performance, corporate and individual, based on a management-by-objectives system. Corporate performance is based on the Company's growth in earnings per share and progress on projects and activities which will have a major effect on future earnings. Individual performance includes implementation of goals and objectives, strategic planning, civic involvement, and public affairs. Base pay is designed to provide competitive rewards for the normal duties associated with the individual's job description. The incentive pay component is designed to stimulate actions that contribute to improved operating and financial results. The incentive awards are based on the achievement of predetermined corporate and individual performance goals.

        The Summary Compensation Table shows the incentive awards (Bonus in the Table) to the named executive officers for the past three years.
   For 1996, the goals for all executive officers included an overall operating and financial performance target measured by net income plus additional quantitative indicators. In addition to the 1996 quantified objectives, the Committee evaluated performance against predetermined qualitative objectives in determining the amount of incentive awards.

        The Summary Compensation Table shows the Options/SAR (Stock
   Appreciation Right) Grants to the named executive officers for the past three years. The exercise price of the options granted was equal to the market value of the underlying common stock on the date of the grant.
   Therefore, the value of these grants to the officers is dependent solely upon the future growth in share value of the Company's
   Common Stock. The stock appreciation right entitles the optionee to receive a supplemental payment which at the election of the Committee may be paid in whole or in part in cash or in shares of common stock equal to all or a portion of the spread between the exercise price and the fair market value of the underlying shares at the time of exercise.

        The Company's CEO, Mr. Allen, received a 4% increase in base pay determined by salary surveys which indicated such an increase was appropriate to maintain a competitive salary structure. Mr. Allen received a bonus of $72,000, which was based upon the operating results of the Company and Mr. Allen's individual performance.


                                 8




        The Committee believes that the components of salary, stock options/SARs, and incentive awards are fair, competitive, and in the best interest of the Company. Specific salary and incentives are disclosed in the Summary Compensation Table and the Options/SAR
   Grants in Last Fiscal Year Table.

   By the Compensation Committee:  John C. Adams, Jr., Chairman
                                   Robert F. Lloyd

                                        SUMMARY COMPENSATION TABLE(a)



                                                                                LONG TERM
                                                                              COMPENSATION
    AWARDS                                                                       AWARDS
Name and Principal              FISCAL                           OTHER ANNUAL    #OPTIONS/
    Position                    YEAR        SALARY    BONUS    COMPENSATION(b)     SARS
-------------------           --------    ---------   -----    ---------------  ------------


Bob D. Allen                     1996      $256,362  $72,000        $5,395           20,000
President and                    1995       246,500   75,000         4,897           20,000
Chief Executive Officer          1994       236,500   75,000         4,510           20,000


Bruce W. Teeters                 1996      $160,596  $18,000        $2,141            8,000
Senior Vice President-           1995       154,428   20,000         2,205            8,000
Finance & Treasurer              1994       148,488   15,000         1,740            8,000


   (a)  12/31 Fiscal Year
   (b) Other compensation includes personal use of company automobile and premium for term life insurance exceeding $50,000.


                      OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                            % OF TOTAL                                     POTENTIAL REALIZABLE
                             OPTIONS/SARS                                     VALUE AT ASSUMED
                   #         GRANTED TO              PER SHARE              ANNUAL RATES OF STOCK
               OPTIONS/SARS  EMPLOYEES IN   DATE OF  EXERCISE  EXPIRATION  PRICE APPRECIATION NAME
                GRANTED (a)   FISCAL YEAR     GRANT     PRICE     DATE        FOR OPTION TERM
              -------------  ------------   -------- --------  ----------  ----------------------
                                                                              5%          10%
Bob D. Allen        20,000     41.7%       01/22/97   $16.87      01/22/07  $212,189     $537,729
Bruce W. Teeters     8,000     16.7%       01/22/97    16.87      01/22/07    84,876      215,091


(a) 20% of options become exercisable one year from the grant date. Options vest 20% per year over the first five years, and the options expire ten years from the grant date.

                  DEFERRED COMPENSATION PLANS

        Under the Company's Unfunded Deferred Compensation Plan, effective July 1, 1981, fees earned by directors for service on the Board and its committees may be deferred until the director attains seventy years of age or ceases to be a member of the Board, whichever occurs first. Under a similar plan effective October 25, 1982, officers and key employees of the Company may elect to defer all or a portion of their earnings until such time as the participant ceases to be an officer or key employee. All sums credited to a participating director, officer, or employee under either of these plans may be distributed in a lump sum or in installments over not more than ten calendar years following the end of the deferral period. The participant will be entitled to elect the size of the installments and the period over which they will be distributed. The deferred compensation accrues interest annually at the average rate of return earned by the Company on its short-term investments. Compensation deferred pursuant to these plans during 1996 by officers named in the compensation table above is included in the table.


   PENSION PLAN

        The amount of the Company's contributions or accrual on behalf of any particular participant in the pension plan cannot readily be determined. The following table shows the estimated annual benefit payable under the pension plan (utilizing present levels of Social Security benefits) upon retirement to persons in a range-of-salary and years-of-service classification:

                                         PENSION PLAN TABLE

           Final
          Average                         Years of Service
         Earnings as             10        20        30        35
          of 1/1/96             NRA 65    NRA 65    NRA 65    NRA 65
        ------------           --------   ------    ------    ------
             $                    $         $         $         $
            50,000              7,345    14,691     22,036    25,709
            75,000             11,845    23,691     35,536    41,459
           100,000             16,345    32,691     49,036    57,209
           125,000             20,845    41,691     62,536    72,959
           150,000             25,345    50,691     76,036    88,709
           175,000*            25,345    50,691     76,036    88,709
           200,000*            25,345    50,691     76,036    88,709
           225,000*            25,345    50,691     76,036    88,709
           250,000*            25,345    50,691     76,036    88,709
           300,000*            25,345    50,691     76,036    88,709
           350,000*            25,345    50,691     76,036    88,709
           400,000*            25,345    50,691     76,036    88,709


   NRA = normal retirement age
   Calendar year of 65th birthday = 1996
   1996 Social Security covered compensation = $27,576.
   Pension Benefit is Subject to IRC Section 415 Benefit
   Limitation of $120,000.
   *Pensionable Earnings are Subject to IRC Section
   401(a)17 Salary Limitation
   of $150,000.

        As of December 31, 1996, the executive officers named in the compensation table above are expected to be credited with years of service under the amended plan as follows: Mr. Allen, 6 years, and Mr. Teeters, 17 years.

                               SECTION 16 REPORTING

        During 1996, no one subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") with respect to filing reports of ownership and change in ownership concerning a registered class of equity securities of the Company failed to file a timely report required by Section 16(a) of the Exchange Act.


                                   SHAREHOLDER PROPOSALS

        Regulations of the Securities and Exchange Commission require that proxy statements disclose the date by which shareholder proposals must be received by the corporate secretary of the Company in order to be included in the Company's proxy materials for the next annual meeting. In accordance with these regulations, shareholders are hereby notified that if they wish a proposal to be included in the Company's proxy statement and form of proxy relating to the 1998 annual meeting, a written copy of their proposal must be received at the principal executive offices of the Company no later than December 1, 1997.
   To ensure prompt receipt by the Company, proposals should be sent certified mail, return receipt requested. Proposals must comply with the proxy rules relating to shareholder proposals in order to be included in the Company's proxy materials.


                                      ANNUAL REPORT

        The Company's annual report to shareholders for the fiscal year ended December 31, 1996 accompanies this proxy statement. Additional copies may be obtained by writing to the Company at Post Office Box 10809, Daytona Beach, Florida 32120-0809.

                                       OTHER MATTERS

        The Board of Directors of the Company does not intend to bring any other matters before the meeting, and it does not know of any proposals to be presented to the meeting by others. If any other matters properly come before the meeting, however, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

   Dated:  March 25, 1997







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    APPENDIX A



                      CONSOLIDATED-TOMOKA LAND CO.
         PROXY IS SOLICITED BY THE BOARD OF DIRECTORS MEETING
                    FOR ANNUAL MEETING OF SHAREHOLDERS
                               MAY 3, 1995

   The undersigned hereby appoints Bob D. Allen and Patricia Lagoni, each or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent, and to vote, as designated below, all the shares of common stock of Consolidated-Tomoka Land Co. held of record by the undersigned on March 10, 1997, at the annual meeting of shareholders to be held April 23, 1997, or any adjournment or postponement thereof.

   Election of three Class III Directors for three-year terms ending 2000.

   { } FOR all nominees listed below   { }  WITHHOLD AUTHORITY to vote for all
      (except as marked to the              nominees listed below
       contrary below)

   To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

   Class III.  Jack H. Chambers, William O. E. Henry, John H. Pace

   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                         CONSOLIDATED-TOMOKA LAND CO.
                                   PROXY

   This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each proposal.

   Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation or partnership, authorized person should sign full corporation or partnership name and indicate capacity in which they sign.

   Dated____________________________________________

   Signature________________________________________

   Signature________________________________________
   (if held jointly)

   PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.













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